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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report     February 29, 2000
                       (Date of earliest event reported)


                                VIEW TECH, INC.
            (Exact name of registrant as specified in its charter)



         DELAWARE                    0-25940                 77-0312442
(State or other jurisdiction     (Commission File         (I.R.S. Employer
     of incorporation)               Number)              Identification No.)



       3760 Calle Tecate, Camarillo, California          93012
       (Address of principal executive offices)        (Zip Code)



                                (805) 482-8277
                        Registrant's telephone number,
                              including area code


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 4.   Changes in Registrant's Certifying Accountant

Arthur Andersen LLP ("Andersen") audited the financial statements of the Company for the fiscal years ended December 31, 1997 and 1998. On or about January 11, 2000, the Board of Directors of the Company, including all members of the Audit Committee of the Board of Directors, determined not to appoint Andersen to audit the financial statements of the Company for the fiscal year ended December 31, 1999 and authorized the Company's retention of BDO Seidman, LLP ("BDO") to audit the financial statements of the Company for the fiscal year ended December 31, 1999. BDO was formally engaged by the Company in an engagement letter dated February 24, 2000. BDO is the independent accountant of All Communications Corporation ("ACUC") with whom the Company proposes to merge (the "Merger") pursuant to the terms of an Agreement and Plan of Merger between ACUC and the Company dated as of December 27, 1999. The Merger is the subject of a Registration Statement on Form S-4 filed by the Company and ACUC with the Securities and Exchange Commission on January 21, 2000. In the event the Merger is unsuccessful, the Company intends to continue to retain BDO. During the two most recent fiscal years and the interim period subsequent to December 31, 1998, prior to engaging BDO, the Company did not consult with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements.

During the two most recent fiscal years and the interim period subsequent to December 31, 1998, the reports of Andersen on the Company's financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such periods, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference in connection with its reports to the subject matter of the disagreement.


Item 7.  Financial Statements, Pro Forma Financial Information & Exhibits.

         (c)   Exhibits.

               16.1  February 29, 2000 Letter of Arthur Andersen LLP

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                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VIEW TECH, INC.


February 29, 2000                      /s/ Christopher Zigmont
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Date                                  Christopher Zigmont
                                      Chief Financial Officer

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